                             AMENDED AND RESTATED
                      MORTGAGE LOAN WAREHOUSING AGREEMENT

        THIS AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT (the
"Agreement") is made and dated as of November   , 1997 by and between SUMMIT
BANK, a New Jersey banking corporation ("Lender"), and MORTGAGE PLUS EQUITY & LOAN CORPORATION a New York corporation, (the "Company").

                                   RECITALS
                                   --------

        A. Company and Lender (formerly known as United Jersey Bank, successor by merger to Summit Bank) entered into a Mortgage Loan Warehousing Agreement dated July 15, 1993 (the "1993 Warehousing Agreement") which set forth the terms and conditions of a mortgage warehousing credit facility by Lender to Company.

        B. Company and Lender have agreed to amend the terms and conditions of, and to extend the term of, the mortgage warehousing credit facility by Lender to Company.

        C. Company and Lender have agreed to amend, and to restate as so amended, the 1993 Warehousing Agreement, so as to set forth the terms and conditions of the amended and extended credit facility.

                NOW THEREFORE, in consideration of these premises Company and Lender adopt the foregoing recitals and amend and restate as amended the 1993 Warehousing Agreement to read in its entirety as follows:

1.  Mortgage Warehousing Line of Credit

    (a) Credit Limit. On the terms and subject to the conditions set forth
        ------------
herein, Lender agrees that it shall, from time to time to the Maturity Date (as that term and capitalized terms not otherwise defined herein are defined in Paragraph 9 below), make loans (the "Loans" or a "Loan") to the Company in principal amounts not to exceed, in the aggregate at any time outstanding, the lesser of:

        (i)     the Credit Limit; or

        (ii)    the Collateral Value of the Borrowing Base.

    (b) Procedure for Request and Making of Loans. The Company shall, at least
        -----------------------------------------
one (1) business day prior to each proposed funding date, deliver a Loan Advance Request as per Exhibit 1 and accompanying required documents to Lender as per
Exhibit 2. The proceeds of the Loan must be used by the Company to fund the Mortgage Loan. The proceeds shall be disbursed by Lender by issuing its check, or by wire transfer as per the Loan Advance Delivery Instructions (Exhibit 3), for the net amount necessary to close the Mortgage Loan, (to the extent that the amount of such Loan and available balances in the funding account are sufficient to at least equal said net amount) made payable to the Closing Representative and the Obligors. Lender shall forward same directly to the Closing Representative accompanied by a Closing Representative Instruction and Certification Letter, in substantially the form of Exhibit 4 annexed hereto. In the event the Loan proceeds are less than the net amount necessary to close the Mortgage Loan, the Lender shall debit the difference from available balances in the Company's funding account.

     (c)        Book Account. The obligation of the Company to repay the Loans
                ------------
shall be evidenced by an account maintained by Lender on its books. Not more frequently than once each month, Lender may deliver a statement of account to the Company setting forth the unpaid balance of Loans outstanding hereunder, which statement shall be deemed to be an account stated and conclusively correct and accepted by the Company unless the Company notifies Lender in writing of a statement of exceptions within ten (10) business days following delivery of such statement to the Company.

     (d)        Interest. Interest on the Loans is due and payable on the first
                --------
(1st) day of each month hereafter up to and including the Maturity Date. The Company shall pay to Lender interest on Loans outstanding hereunder from the date disbursed to but not including the date of payment in the amount billed to the Company by Lender calculated on the principal amount of Loans outstanding hereunder during the monthly interest computation period at the Interest Rate. If payment is not received by Lender on or before the fifteenth (15th) day of the month (or if the 15th is a Saturday, Sunday or holiday, the next succeeding business day), a Late Fee equal to a per annum rate of four (4%) percent above the Prime Rate shall be assessed on the delinquent interest from the sixteenth
(16th) day of the month (or if the 16th is a Saturday, Sunday or holiday, the next succeeding business day), to but not including the date of payment in the amount billed to Company by Lender. The foregoing shall not be construed as allowing any cure or grace period with regard to nonpayment of interest when due.

     (e)        Principal. All Loans hereunder, with interest accrued and unpaid
                ---------
thereon, shall be payable in full on the earlier of:

                (i)     the Maturity Date,

                (ii) the expiration of the permissible warehouse period from the date of such Loan,

                (iii) the date of the sale of any Mortgage Loan under a Commitment or otherwise,

                (iv) the expiration date of the Commitment to which the subject Mortgage Loan was to be sold under,

                (v) the failure of the issuer of the subject Commitment to purchase the subject Mortgage Loan,

                (vi) the subject Mortgage Loan ceases to be an Eligible Mortgage Loan; or

                (vii)   as otherwise set forth herein or in any other Loan
Document;

unless otherwise expressly extended or renewed in writing by Lender. Borrower may at any time prepay outstanding principal under the Loans, in whole or in part, without payment of any prepayment penalty or premium, and such prepaid sums shall thereafter be available to be reborrowed by Borrower under the terms and conditions of this Agreement.

     (f)        Borrowing Base: Conformity: Mark-to-Market Requirement. In
                ------------------------------------------------------
support of its obligation to repay Loans hereunder, the Company shall cause to be maintained with Lender, or with a custodian acceptable to Lender for the account of Lender under the Security Agreement, a Borrowing Base consisting of Eligible Collateral with a Collateral Value not less than, at any date, the aggregate principal amount of Loans outstanding hereunder at such date. In addition to all other payment obligations of the Company hereunder, the Company shall pay to Lender:

                (i) The amount by which the aggregate principal amount of Loans outstanding thereunder exceeds the Collateral Value of the Borrowing Base; and

                (ii) The amount by which the aggregate principal amount of Loans outstanding hereunder exceeds the sum of the Fair Market Value of the Borrowing Base.

Notwithstanding the foregoing, if, but only if, there shall not have occurred and be continuing an Event of Default or Potential Default hereunder, the Company may, in the alternative to making the payments required by subparagraphs
(f)(1) and (f)(2) above and subject to the provisions of the Security Agreement, deliver to Lender additional Eligible Collateral such that the Borrowing Base, as so increased, shall be in conformity with the requirements hereof.

        (g)     Nature and Place of Payments.  All payments made on account of
                ----------------------------
the Obligations shall be made a lawful money of the United States of America in immediately available funds. If any payments required to be made by Company hereunder becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next succeeding business day unless such next succeeding business day falls in the next succeeding month in which case such payment shall be made on the next preceding business day and interest thereon shall be payable at the then applicable rate during such alteration. Payments required to be made hereunder shall be made to the Contact Office of Lender or such other office as Lender shall from time to time designate.


        (h)     Post Maturity Interest.  Any Obligations not paid when due
                --------------------
(whether at the stated Maturity Date, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to four percent (4%) above the Interest Rate.

        (i)     Fees. The Company shall pay promptly to Lender the Required Fees
                ----
when due.

        (j)     Computation.  All computations of interest and fees payable
                -----------
hereunder shall be based upon a year of 360 days for the actual number of days elaped.

2. Security; Guaranties: Additional Documents.
   ------------------------------------------

        (a)     Security Agreement.  As collateral security for the
                ------------------
Obligations, the Company shall execute and deliver the Lender the Security Agreement, pursuant to which the Company shall pledge, assign, and grant to Lender a first priority security interest in and lien upon the Collateral.

        (b)     Guaranties, etc.  As additional support for the Obligations, the
                ---------------
Company agrees to execute and deliver or cause to be executed and delivered to Lender such guaranties and such additional security agreements as Lender may request, as set forth more particularly from time to time in the Commitment Letter the "Additional Collateral Documents").

        (c)     Further Documents.  The Company agrees to execute and deliver or
                -----------------
to cause to be executed and delivered to Lender from time to time such confirmatory or supplementary security agreements, financial statements, or other documents, instruments or agreements as Lender may, in its sole discretion, request, which are in Lender's judgment necessary or appropriate to obtain for Lender the benefit of the Collateral and the Additional Collateral Documents.

3.  Conditions to Making a Loan.

        (a)     First Loan. As conditions precedent to Lender's obligation to
                ----------
make the first Loan hereunder:

(1) The Company shall have delivered or shall have had delivered to Lender, in form and substance satisfactory to Lender, each of the following:

                (i)     A duly executed copy of the Commitment Letter:

                (ii)    A duly executed copy of this Agreement;

                (iii)   A duly executed copy of the Security Agreement;

                (iv) A duly executed master promissory note evidencing the Loans;

                (v) Duly executed copies of the Additional Collateral Documents and all other security agreements, financial statements, and other documents, instruments, and agreements, properly executed, deemed necessary or appropriate by Lender, in its sole discretion, to create on favor of Lender a perfected first security interest in and lien upon the Collateral; and

                (vi) Such credit applications, financial statements, corporate borrowing resolutions and authorizations and such information concerning the Company, any Guarantors, of its or their business, operation, and conditions (financial and otherwise) as Lender may request.

(2) All acts, conditions, and things (including without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recording or registrations) required to be done and performed and to have happened precedent to the execution, delivery, and performance of the Loan Documents and to constitute the same legal, valid and binding obligations enforceable in accordance with their respective terms shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

(3) All documentation in connection with the transactions contemplated by the Loan hereunder, including, without limitation, documentation for corporate and legal proceedings shall be satisfactory in form and substance to Lender and its counsel.

        (b) All Loans.  As conditions precedent to Lender's obligation to make
            ---------
any Loan hereunder, including the first Loan, the Company shall have delivered a Loan Request and any required documents to Lender, and; at and as of the date of funding thereof:

            (i) The representations and warranties of the Company contained in the Loan Documents shall be true and complete in all material respects on and as of the date of such Loan as it is made on such date;

            (ii) There shall not have occurred an Event of Default or Potential Default; and

            (iii) Following the funding of the requested Loan, the aggregate Loans outstanding hereunder shall not exceed the limitation of Paragraph (1)(a) above.

            (iv) Litigation. No suit, action, investigation, inquiry or other
                 ----------
proceeding by any governmental authority or other Person or any other legal or administrative proceeding shall be pending or threatened which:

        (a) questions the validity or legality of the transactions contemplated by this Agreement, or

    (b) seeks damages in connection therewith and which, in the reasonable judgment of the Lender,

        (i) involves a significant risk of a preliminary of permanent injunction or other order by a state or federal court which would prevent, or require rescission of, the transactions contemplated by this Agreement, or

    (2) in the case of any action or proceeding which seeks monetary damages involves a significant risk of resulting in substantial financial liability to the Company, the Guarantor and/or the Lender.

    By requesting Lender to make any Loan hereunder, the Company shall be deemed to have represented and warranted the truthfulness and completeness as of the date of such request of the statements set forth in subparagraphs (b)(i) through
(b)(iv) above.

4.  Representations and Warranties of the Company. As an inducement to Lender to
    ---------------------------------------------
enter into this Agreement and to make Loans as provided herein, the Company represents and warrants to Lender that:

    (a) Financial Condition.  The financial statements of the Company,
        -------------------
respectively dated the Statement Date and the Interim Date, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the consolidated and consolidating financial condition of the Company and its consolidated subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading. Neither the Company nor any of its consolidated Subsidiaries have any material contingent obligation, contengent liability, or liability for taxes, long-term lease, or unusual forward or long-term commitment which is material and which is not reflected in such financial statements, including the notes related thereto.

    (b) No Change.  Since the Statement Date and the Interim Date, there has
        ---------
been no material adverse change in the business, operations, assets, or financial or other condition of the Company or Guarantors or of the Company and its consolidated Subsidiaries taken as a whole.

    (c) Corporate Existence: Compliance With Law.  The Company and each
        ----------------------------------------
Subsidiary:

          (i) Is duly organized, valid existing, and in good standing as a corporation under the laws of the state of its incorporation and each jurisdiction in which its ownership of property or conduct of business requires such qualification;

         (ii) Has the corporate power and authority and the legal right to own and operate its property and to conducts its business in the manner in which it does and proposes so to do; and

        (iii)  Is in compliance with all Requirements of Law.

    (d) Corporate Power:  Authorization:  Enforceable Obligations.  The Company
        ---------------------------------------------------------
and each corporate Guarantor, if any, has the corporate power and authority and the legal right to make, deliver, and perform the Loan Documents and to borrow hereunder and has taken all necessary corporate action to authorize such borrowing on the terms and conditions of the Agreement and to authorize the execution, delivery, and performance of the Loan Documents. The Loan Documents have each been duly executed and delivered on behalf of the Company and each corporate Guarantor, if any, and constitute legal, valid, and binding obligations of the Company and each Guarantor, if any, enforceable against the Company in accordance with their respective terms.

        (e) No Legal Bar. The execution, delivery, and performance of the Loan Documents, the borrowing hereunder, and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or any Guarantor.

        (f) No Material Litigation. Except as disclosed by the Company to Lender in writing prior to the date of the Commitment Letter, no litigation, investigation, or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or any Guarantor or against any of the Company's or any such Subsidiary's or any Guarantor properties or revenues which, if adversely determined, could have a material adverse effect on the business, operations, property, or financial or other condition of the Company or any Subsidiary or any Guarantor.

        (g) Taxes. The Company and each Subsidiary and each Guarantor have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property.

        (h) Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        (i) Subsidiaries. The company has delivered to Lender an accurate and complete list of all existing Subsidiaries of the Company, their respective jurisdictions of incorporation, the percentage of their capital stock owned by the Company or other Subsidiaries; all of the issued and outstanding shares of capital stock of the Subsidiaries have been duly authorized and issued and are fully paid and nonassessable.

        (j) Federal Reserve Board Regulations. Neither the Company nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" or any "margin stock" within the respective meanings of such terms under Federal Reserve Board Regulation U. No part of the proceeds of any Loan issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the regulations of the Board of Governors of the Federal Reserve System.

        (k) ERISA. The Company and each Subsidiary are in compliance in all material respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any Subsidiary.

5. Affirmative Covenants. The Company hereby covenants and agrees with Lender that, as long as any Obligations remain unpaid or Lender has any obligation to make Loans hereunder, the Company shall:

        (a)  Financial Statements. Furnish to lender:

             (i) Within ninety (90) days after the last day of each fiscal year, financial statements (consolidated and consolidating) showing the financial position and results of operations of the Company and its Subsidiaries for the year ended on such date, audited by a firm of independent certified public accountants of nationally recognized standing acceptable to Lender, together with a balance sheet and statement of income (consolidated and consolidating) which has been subjected to the audit procedures applied in the examination of Company's consolidated financial statements. Such financial statements shall be prepared in conformity with GAAP consistently applied, present fairly the financial position of the Company and its Subsidiaries and the results of their operations as of the end of such period and for the period then ended, and conform to the requirements of HUD Handbook 1G 4000.3 REV, as amended from time to time, which financial statements shall be accompanied by an unqualified report of independent certified public accountants acceptable to Lender; and

        (ii) Within forty-five (45) days after the last day of each of the Company's four (4) fiscal quarters, consolidated and consolidating financial statements showing the consolidated and consolidating financial position and results of operations of the Company and its Subsidiaries as of and for the period from the beginning of the current fiscal year to such date, together with a certificate executed by the principal financial officer or principal accounting officer or treasurer of Company certifying that, to the best of his knowledge, such financial statements were prepared in conformity with GAAP consistently applied (subject to year-end audit adjustments) and present fairly the financial position of the Company and its Subsidiaries, and the results of operations as of the end of such period and for the period then ended.

        (b) Certificates: Reports; Other Information. Furnish or cause to be
            ---------------------------------------
furnished to Lender:

                (i) Simultaneously with the quarterly reports under 5(a)(ii) above a Compliance Certificate in the form of Exhibit 5 annexed hereto;

                (ii) No later than the tenth business day of each calendar month and at such other times as Lender may reasonably request, a Borrowing Base Certificate in the form of Exhibit 6 as of the last day of the immediately preceding calendar month; and

                (iii) Promptly, such additional financial and other information, including, without limitation, financial statements of Guarantors, as Lender may from time to time reasonably request.

        (c) Payment of Indebtedness. Pay, discharge, or otherwise satisfy at or
            -----------------------
before maturity or before they become delinquent, defaulted, or accelerated, as the case may be, all its Indebtedness, except Indebtedness being contested in good faith and by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

        (d) Maintenance of Existence. Maintain all rights, privileges, licenses, approvals, and franchises necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law.

        (e) Inspection of Property; Books and Records. Discussions. Keep proper
            ------------------------------------------------------
books of record and account in which full, accurate, and complete entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any time and as often as may reasonably be desired, and to discuss the business, operations, properties, and financial and other condition of the Company and its Subsidiaries, with its independent certified public accountants and with the Guarantors and any other parties.

        (f)     Notices.  Promptly give notice to Lender of:
                -------

                (i) The occurrence of any Potential Default or Event of Default;

                (ii) Any litigation or proceeding against or affecting the Company, any Subsidiary or Guarantor, or the Collateral, in excess of $25,000.00 or which could have a material adverse affect on the Collateral or the business, operations, property, or financial or other condition of the Company or any Subsidiary or Guarantor, and

                (iii) A material adverse change in the business, operations, property, or financial or other condition of the Company or any Subsidiary or Guarantor.

        (g)     Expenses.  Pay all reasonable out-of-pocket expenses of Lender
                --------
(including fees and disbursements of counsel) incident to the transactions contemplated by the Loan Documents including, but not limited to, any amendments to or waivers of the provisions of the Loan Documents, the protection of the rights of Lender under the Loan Documents, the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency liquidation, reorganization, moratorium, or other proceedings involving the Company, and the reasonable fees and disbursements of counsel to Lender in connection with the preparation of the Loan Documents. The obligations of the Company under this Paragraph 5(g) shall survive payment of the Obligations.

        (h)     Loan Documents.  Comply with and observe all terms and
                --------------
conditions of the Loan Documents.


6.  Negative Covenants.  The Company hereby agrees that, as long as any
    ------------------
Obligations remain unpaid or Lender has any obligations to make Loans hereunder, the Company shall not, directly or indirectly:

        (a)     Liens.  Create, incur, assume, or suffer to exist, any Lien upon
                -----
the Collateral or, except as disclosed to and approved by Lender in writing, upon any servicing rights of the Company or its rights to payment on account thereof.

        (b)     Fundamental Changes.  Change the essential nature of its
                -------------------
business from that conducted on the date of this Agreement, or enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business or assets or acquire by purchase or otherwise all the business or assets of, or stock or other evidences of beneficial ownership of, any Person, make any change in its present method of conducting business, or make any change in its existing management structure.

        (c)     Sale of Assets.  Convey, sell, lease, assign, transfer, or
                --------------
otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted; provided, however, that in no event shall the Company sell, transfer, or otherwise dispose of any part of its servicing portfolio without the prior written consent of Lender if the amount so sold, when aggregated with all such transactions within the preceding twelve
(12) month period, equals twenty-five percent (25%) or more in dollar amount of the Company's remaining servicing portfolio.

        (d)     Dividends Etc.  Declare or pay any dividends, purchase, redeem,
                -------------
or otherwise
acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase or otherwise acquire for value of stock of the Company, except that the Company may:

         (i) Declare and deliver dividends and distributions payable in common stock of the Company, and

         (ii) Purchase or otherwise acquire shares of its capital stock with the proceeds received from the issue of new shares of its capital stock.

         (iii) Declare or pay cash dividends to its stockholders and purchase or otherwise acquire shares of its own outstanding capital stock for cash solely out of net income of the Company, computed on a cumulative consolidated basis, provided that the payment of any such dividend will not result in violation of e, f, or g below.

    (e) Adjusted Net Worth.  Permit the Company's Adjusted net Worth to be less
        ------------------
than the Minimum Permitted Adjusted Net Worth at any time.

    (f) Tangible Net Worth.  Permit the Company's Tangible Net Worth to be less
        ------------------
than the Minimum Permitted Tangible Net Worth at any time.

    (g) Debt to Adjusted Net Worth.  Permit the ratio of the Company's
        --------------------------
consolidated Debt to its Adjusted Net Worth to exceed the Permitted Debt to Adjusted Net Worth Ratio at any time.

7.  Event of Default.  Upon the occurrence and continuance of any of the
    ----------------
following events (an "Event of Default"):

    (a) The Company or any Guarantor shall fail to pay any of the Obligations on the date when due; or

    (b) Any representation or warranty made by the Company or any Guarantor in any Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any respect on or as of the date made; or

    (c) The Company or any Guarantor or any Subsidiary shall default in the observance or performance of any agreement contained in Paragraph 5(a) or (e) or 6 above or under the Security Agreement or any other Loan Document; or

    (d) The Company or any Subsidiary shall default in the observance or performance of any other agreement contained in this Agreement and such default shall continue unremedied for a period of ten (10) days; or

    (e) The Company or any Subsidiary or any Guarantor shall default in any payment of principal of or interest on any Indebtedness or any other event shall occur, the effect of which is to allow the hereof to cause the maturity of such Indebtedness to be accelerated prior to its stated maturity; or

    (f) [1] The Company or any Subsidiary or any Guarantor shall commence any case, proceeding or other action;

        (i) Under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition, or other relief in respect to it or its debts; or

        (ii) Seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets; or

        [2] The Company or any Subsidiary or any Guarantor shall make a general assignment for the benefit or its creditors; or

        [3] There shall be commenced against the Company or any Subsidiary or any Guarantor any case, proceeding, or other action of a nature referred to in clause [1] above which:

        (i) Results in the entry of an order for relief or any such adjudication or appointment; or

        (ii) Remains undismissed, undischarged, or unbonded for a period of sixty (60) days.

        [4] There shall be commenced against the Company or any Subsidiary or any Guarantor any case, proceeding, or other action seeking similar issuance of a warranty of attachment, execution, distraint, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

        [5] The Company or any Subsidiary or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause [1], [2], [3], or [4] above; or

        [6] The Company or any Subsidiary or any Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

 (g) [1] Any person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) involving any Plan.

        [2] Any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan;

        [3] A Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten (10) days after notice of such Reportable Event pursuant to
Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten (10) days after commencement thereof, as the case may be;

        [4] Any Single Employer Plan shall terminate for purposes of Title IV of ERISA;

        [5] Any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or any Commonly Controlled Entity; or

                [6] Any other event or condition shall occur or exist; and in each case in clauses [1] through [6] above, such event or condition, together with all other such events or conditions, if any, could subject the Company or any Subsidiary to any tax, penalty, or other liabilities in the aggregate material in relation to the business, operations, property, or financial or other condition of the Company or any Subsidiary.

        (h) One or more judgments or decrees shall be entered against the Company or any Subsidiary involving claims not paid or not fully covered by insurance and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from entry thereof; or

        (i) Any of the Guarantors shall fail to perform any of its obligations under its guaranty of the Obligations or shall notify Lender of its intention to rescind, modify, terminate, or revoke its guaranty with respect to future transactions or otherwise;

THEN, automatically upon the occurrence of an Event of Default under Paragraph 7(f) above, and, in all other cases, at the option of Lender, the principal balance of outstanding Loans and interest accrued but unpaid thereon shall become immediately due and payable and Lender may exercise any other remedies under the Uniform Commercial Code or other applicable law, or any other Loan Document, including but not limited to proceeding to enforce its right by suit in equity, action at law or other appropriate proceeding, whether for payment or the specific performance of the covenants or agreements contained in this Agreement or any other Loan Documents.

8.  Miscellaneous Provisions.
    ------------------------

        (a)  Assignment.  The Company may not assign its rights or obligations
             ----------
under this Agreement without the prior written consent of Lender. Lender may, at any time, from time to time, sell or assign all or any part of the Loan or Loans made under this Agreement. All provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon the Company, its successors, and assigns.

        (b)  Disclosure.  The Company consents and agrees that Lender may
             ----------
disclose to any other financial institution and to any prospective or actual successors or assigns financial statements, Loan Requests, credit reports, credit ratings, and any and all other information in the possession of or available to Lender relating to the Company and that Lender shall not be liable to Company for any error, omission, or inaccuracy in any of the foregoing. Company agrees to hold Lender harmless and to defend and indemnity Lender against any claims by or liabilities to Company or to any such financial institution or successor or assign of Lender arising out of or related to any disclosure by Lender related to Company and/or breach by Company of any representation or warranty, affirmative covenant, negative covenant, or other Event of Default or Potential Default, or other breach by Company of this Agreement or any related agreement.

        (c)  Amendment.  This Agreement may not be amended or in any manner
             ---------
modified by an oral agreement, whether or not such oral agreement is supported by a new consideration. This Agreement may not be amended or in any manner modified unless such amendment or modification is in writing and signed by Lender and the Company. This Agreement, The Security Agreement, and all related agreements are for the sole benefit of Lender and Company and may be amended, modified, or canceled at any time or from time to time without consultation or consent of any other entity.

        (d)  Cumulative Rights; No waiver. The rights, powers, and remedies of
             -----------------
Lender hereunder
are cumulative and in addition to all rights, powers, and remedies provided under any and all agreements between the Company and Lender relating hereto, at law, in equity, or otherwise. Any delay or failure by Lender to exercise any right, power, or remedy shall not constitue a waiver thereof by Lender, and no single or partial exercise by Lender of any right, power, or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers, or remedies.

        (e) Entire Agreement. This Agreement and the documents and agreements
            ----------------
referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

        (f) Survival. All representations, warranties, covenants, and agreements
            --------
herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until Obligations are paid and performed in full or longer as expressly provided herein.

        (g) Notices. All notices given by either party to the other shall be
            -------
in writing, delivered personally, or by depositing the same in the United States mail, certified, with postage prepaid, addressed to the party at the address set forth in the Commitment Letter. Either party may change the address to which notices are to be sent by notice of such change to the other party given as provided herein.

        (h) Governing Law. This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the State of New Jersey.

9. Definitions. For purposes of this Agreement, the terms as set forth below
   -----------
shall have the following meanings:

"Acceptable Jurisdiction" shall have the meaning set forth in the Commitment Letter.

"Adjusted Net Worth" shall mean at any date the sum of:

        (a) Tangible Net Worth plus subordinated notes payable to stockholders, plus;

        (b) One percent (1.00%) of the aggregate outstanding principal balance of the Company's FNMA, FHLMC AND GNMA mortgage loan servicing portfolio and one half of one percent (.50%) of the Company's private investor Mortgage Loan servicing portfolio (internally generated or acquired by purchase), less the sum of;

        (c) Any amounts included in Tangible Net worth (however designated on the Consolidated Balance Sheet of the Company) allocated to the purchase of the Company's servicing portfolio or any part thereof, or any amounts (however designated on such balance sheet) attributable to the capitalization of servicing fees in excess of the cost of servicing.

        (d) Any amounts relating to non-mortgage banking items included in Tangible Net Worth (however designated on the Consolidated balance sheet of the Company) which the Lender may exclude in its sole discretion.

"Agreement" shall mean this Agreement, as the same may be amended, extended, or replaced from time to time, including the Commitment Letter.

"Available Deposits" shall mean those net collected balances in the Company's noninterest-bearing accounts maintained with Lender, (computed after deduction of amounts required to compensate Lender for services rendered and deduction of amounts required by Lender to be maintained on deposit as reserves, determined in accordance with Lender's standard system of analysis for similar accounts).

"Borrowing Base" shall mean at any date all Eligible Collateral delivered and held by Lender or any custodian appointed by Lender in writing as collateral security for the obligations.

"Borrowing Base Certificate" shall mean a certificate in form and substance acceptable to lender.

"Closing Representative" means the attorney, title company or other entity which will close any proposed Mortgage Loan.

"Collateral" shall have the meaning set forth in the Security Agreement.

"Collateral Value of the Borrowing Base" shall have the meaning set forth in the Commitment Letter.

"Commitment Letter" shall mean any letter of most recent date from time to time addressed to the Company and duly executed by Lender and the Company referencing this Agreement and setting forth the specifics of certain terms and provisions thereof, including without limitation a letter dated _______________, 1997.

"Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

"Compliance Certificate" shall mean a report in form and substance acceptable to Lender.

"Contact Office" shall mean that office of Lender set forth in the Commitment Letter.

"Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument, or undertaking to which such Person is a party or by which it or any of its property is bound.

"Credit Limit" shall mean the aggregate amount of credit agreed to be made available by the Lender to the Company, from time to time, to and including the Maturity Date, as set forth in the Commitment Letter.

"Debt" of any Person shall mean:

    (a) Indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently, or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss; and

    (b) Obligations under leases, which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect to which obligations such Person is liable, contingently or otherwise, as obligor, guarantor, or otherwise, or in respect of which obligations such Person or entity otherwise assures a creditor against loss; and

    (c) Unfunded vested benefits under each Plan maintained for employees of such Person.

"Eligible Collateral" shall mean all Eligible Mortgage Loans and all other Collateral meeting the requirements of "Types of Eligible Collateral" set forth in the Commitment Letter, and, in each case, as to which there shall have been delivered to Lender or its custodian those items set forth in Exhibit "A" attached hereto. In determining the eligibility of any Collateral Lender may require delivery to it of satisfactory opinions of counsel relating to local laws of the jurisdiction to which the Collateral is related.

Notwithstanding anything contained in this Agreement, Lender in its sold discretion may reject any Collateral as ineligible under this Agreement when presented by the Company for inclusion in the Borrowing Base. Any of the requirements for eligibility may be waived by Lender; provided, however, that any Collateral which is initially acceptable as Eligible collateral and which subsequently fails to meet any of the foregoing requirements or representations hereof shall forthwith cease to be eligible Collateral.

"Eligible Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent and warrant to Lender at and as of the date of such computation);

        (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its term;

        (b) Said Mortgage Loan is genuine, in all respects as appearing on its fact or as represented in the books and records of the Company, and all information set forth therein is true and correct;

        (c)  Said Mortgage Loan is free of:

                (i)    default of any party thereto (including the Company);

                (ii)   counterclaims, offsets and defenses and from;

                (iii) any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise; or

                (iv) any assertion by the Obligor that he has aright of defense, set-off, counterclaim, rescission, cancellation or avoidance;

        (d) No payment under said Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage);

        (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any material respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

        (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including without limitation, the Federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures, and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required;

        (g) All advance payments and other deposits on said Mortgage Loan have been paid in full, and not part of said sums have been loaned, directly or indirectly, by the Company to the Obligor, and other than as disclosed to Lender in writing there have been no prepayments on said Mortgage Loan;

        (h) At all times said Mortgage Loan (with the exception of the Property) will be free and clear of all liens, encumbrances, charges, rights, and interests of any kind, except in favor of Lender;

        (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire, flood (if applicable) and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as mortgagee thereon;

        (j) The Property covered by said Mortgage Loan is free and clear of all liens, encumbrances, charges, rights, and interests of any kind except of the Company (which has assigned any and all such liens, encumbrances, charges, rights, and interests to Lender) or disclosed in a title policy, or preliminary title report delivered to Lender concurrently with the delivery of the Mortgage Loan or otherwise proved by Lender in writing;

        (k) The Property covered by said Mortgage Loan is located in an Acceptable Jurisdiction;

        (l) If said Mortgage Loan has been withdrawn by the Company on terms and subject to conditions set forth in the Security Agreement, said unit has not been withdrawn for a time period in excess of the time permitted by the Security Agreement;

        (m) Said Mortgage Loan is covered by a Take-Out Commitment which is in full force and effect and is in full compliance therewith;

        (n) The date of the promissory note is no earlier than seven (7) days prior to the date said Mortgage Loan is first included in the Borrowing Base;

        (o) Said Mortgage Loan has not been included in the Borrowing Base for a period of time in excess of the Permissible Warehouse Period;

        (p) Said Mortgage Loan conforms in all respects to the description of "Types of Eligible Collateral" set forth in the Commitment Letter; and

        (q) In the event the Mortgage Loan is a Residential Mortgage Loan, and the Loan-to-Value Ratio of said Mortgage Loan exceeds eighty percent (80%), said Mortgage Loan is the subject of a mortgage guaranty insurance policy in favor of the Company covering not less than the difference between the original principal of the underlying promissory note and the Loan-to-Value ratio of said Mortgage Loan.

 "Event of Default" shall have the meaning set forth in Paragraph 7 above.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

"Fair Market Value of the Borrowing Base" shall mean at any date the aggregate fair market value of Eligible Collateral at such date, determined by Lender in its reasonable discretion.

"FHA" shall mean the Federal Housing Administration and any successor agency.

"FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor agency.

"FNMA" shall mean the Federal National Mortgage Association and any successor agency.

"Funding Account" shall mean the deposit account of the Company described in the Commitment Letter maintained in the Company's name alone at the Contact Office of Lender.

"GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time as determined by the AICPA.

"GNMA" shall mean the Government National Mortgage Association and any successor agency.

"Guarantors" shall mean guarantors of the Obligations described more particularly in the Commitment Letter or any other party who guarantees the Obligations.

"Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with generally accepted accounting principles and practices, would be included in determining liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

"Interest Rate" shall mean the interest rate accruing on the Obligations prior to the maturity thereof, as set forth in the Commitment Letter.

"Interim Date" shall have the meaning set forth in the Commitment Letter.

"Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge, or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

"Loan Documents" shall mean this Agreement, the Commitment Letter, the Security Agreement, the Additional Collateral Documents, and any other documents, instrument, or agreement executed by the Company for time in connection herewith or therewith.

"Loan Request Form" shall mean a request in form and substance acceptable to Lender.

"Loan-to-Value Ratio" shall mean: With respect to any residential Mortgage Loan, the ratio of the aggregate indebtedness secured by such Property (including the indebtedness represented by such Residential Mortgage Loan) to the appraised fair market value of the subject Property at the date the loan represented by such Residential Mortgage Loan was made.

"Maturity Date" shall mean the date set forth in the Commitment Letter (as such date may be expressly extended from time to time in writing by Lender).

"Minimum Permitted Adjusted Net Worth" shall have the meaning set forth in the Commitment Letter

"Minimum Permitted Tangible Net Worth" shall have the meaning set forth in the Commitment Letter.

"Mortgage Loan" shall mean a real estate secured loan, made by the Company to an Obligor or acquired by the Company, including without limitation:

    (a) A promissory note and related deed of trust and/or security agreements; (or mortgage)

    (b) All guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto;

    (c) All right, title, and interest of the Company in the Property covered by said deed of trust (or mortgage); and

    (d)  The Take-Out Commitment related thereto.

"Multiemployer Plan" as to any Person shall mean a Plan of such Person which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

"Obligations" shall mean any and all debts, obligations and liabilities of the Company to Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created, or incurred), arising out of or related to the Loan Documents or any other present or future document or agreement to or held by Lender whether or not related to the Loans.

"Obligor" shall mean the individual or individuals obligated to pay the indebtedness which is the subject of a Mortgage Loan.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

"Permissible Warehouse Period" shall mean for any item of Eligible Collateral the earlier of the period of time set forth in the Commitment Letter or upon the expiration of the applicable Take-Out Commitment.

"Permitted Debt-to-Tangible-Net-Worth Ratio" shall have the meaning set forth in the Commitment Letter.

"Person" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government, or any department or agency of any government.

"Plan" shall mean as to any Person, any pension plan that is covered by Title IV of ERISA and in respect of which such Person is an "employer" as defined in
Section 3(5) of ERISA.

"Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

"Prime Rate" shall mean the rate announced by Lender as its prime rate for Loans to its Commercial Borrowers, as the same is in effect from time to time.

"Proceeds" shall mean whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

"Property" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible), which are encumbered as collateral security for a Mortgage Loan.

"Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under
Section 110 of ERISA.

"Required Fees" shall have the meaning set forth in the Commitment Letter.

"Requirements of Law" shall mean as to any Person the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule, or regulation, or a final and binding determination of an arbitrator or a determination or a court or other Governmental Authority, in each case applicable to or finding upon such Person or any of its property or to which such Person or any of its property is subject.

"Residential Mortgage Loan" shall mean a Mortgage Loan, the proceeds of which were advanced to enable the Obligor (or its predecessor if the Mortgage Loan has been assumed by the present Obligor) to acquire a 1-4 unit family residence.

"Security Agreement" shall mean a security agreement in form and substance acceptable to Lender.

"Single Employer Plan" shall mean as to any Person or Plan of such Person which is not a Multiemployer Plan.

"Statement Date" shall have the meaning set forth in the Commitment Letter.

"Subsidiary" shall mean any corporation more than fifty percent (50%) of the stock of which have by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of the corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any continency) shall, at the time as of which any determination is being made, be owned by the Company, either directly or through Subsidiaries.

"Take-Out Commitment" with respect to any Collateral shall mean a bona fide current, unused, and unexpired commitment made by FNMA, FHLMC, or a financial institutional or an investment banker acceptable to lender, under which said Person agrees, prior to or on the expiration thereof, upon the satisfaction of certain terms and conditions therein, to acquire such Collateral, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

"Tangible Net Worth" shall mean the sum of the amounts set forth on the consolidated balance sheet of the Company, prepared in accordance with GAAP as:

    (a) The par or stated value of all outstanding common stock;

    (b) Paid-in capital and retained earnings, less the sum of;

        (i) Goodwill, including any amounts (however designated on such balance sheet) representing the cost of acquisitions of subsidiaries in excess of underlying tangible assets;

        (ii) Patents, trademarks, copyrights, leasehold improvement not recoverable at the expiration of a lease, and deferred charges (including, but not limited to unamortized debt discount and expense, organizational expenses); and

        (iii) Loans receivable by Company from parents, affiliates, subsidiaries, or Commonly Controlled Entities, or officers, directors, and holders of stock in parents, affiliates or subsidiaries or other Commonly Controlled Entities.

"VA" shall mean the Veterans Administration and any successor agency.

10. WAIVER OF TRIAL BY JURY. COMPANY WAIVES TRIAL BY JURY IN ANY LITIGATION
    -----------------------
ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

COMPANY: MORTGAGE PLUS EQUITY & LOAN CORPORATION a New York corporation

By:
   ---------------------------------
   Name:   Steven Latessa
   Title:  President


LENDER:  SUMMIT BANK

By:
   ---------------------------------
   Name:   Walter Hrycyna
   Title:  Vice President

                                   EXHIBIT 1
                             LOAN ADVANCE REQUEST


Company:
Street:
City/State:

To:  Summit Bank

We hereby request that you advance $         for the loan described below.
                                    --------
This loan advance request is submitted pursuant to the Mortgage Loan Warehouse Agreement between Summit Bank and the Company. Please forward the proceeds as per the enclosed Closing Proceeds Delivery Instructions.

Originator Loan Number  --------------------

Mortgagor   --------------------        Co-Mortgagor---------------------------
 Property Address:---------------------------------
  City/State/Zip  ---------------------------------
  County          ---------------------------------

Loan Description:   Type of Program

FIXED ------------    ARM ------------  BALLOON -------------  JUMBO ----------
OTHER-------------

Note Amount    --------------           NOTE RATE -----------------------------
Note Date      --------------           NOTE TERM YRS.-------------------------

The Take-Out Purchaser Is:
          Name


-----------------------------
Commitment No.


-----------------------------
Commitment Price/Yield


-----------------------------
Commitment Expires


-----------------------------

The following documents are enclosed:                             Please check

Summit Initial Loan Advance Request Form;                         ------------

Closing Loan Proceeds Delivery Instructions;                      ------------

Copy Investor Commitment or Trade Sheet;                          ------------

Executed Assignment of Mortgage to Summit Bank;                   ------------

Copy Preliminary Title Report;                                    ------------

Copy of Closing Agent Protection Letter;                          ------------

Copy of Originators Closing Instructions to Closing Agent;        ------------

Copy Application (Original Signed);                               ------------

Form of Mortgage Note;                                            ------------

Form of Mortgage or Deed of Trust;                                ------------

PMI Certificate and/or Flood Insurance (if applicable)            ------------

We represent and warrant that we hold in our files the original of all documents of which copies are enclosed herewith.

                        Company:

                        Authorized Signer
                                         --------------------------

                        Name and Title
                                         --------------------------

                        Date:
                                         --------------------------

--------------------------------------------------------------------------------

FOR SUMMIT BANK USE ONLY

ADVANCE AMOUNT:                         SUMMIT REF #:
               ------------------------              ---------------------------

APPROVED FOR FUNDING: DATE:
                           --------------------------------------

                         EXHIBIT 2 Required Documents

First mortgage "wet" fundings required an initial package including:

-Loan advance request form;

-Closing proceeds delivery instructions;

-Copies of the unsigned note and mortgage;

-Fully executed original assignment in recordable form;

-Copy of the Take-Out Commitment;

-Attorney's closing instructions;

-Signed hand-written loan application;

-Closing agent protection letter;

-Copy preliminary title binder;

-Copies of the PMI Certification and flood insurance where applicable.

We must receive the following within two business days of funding including:

-Original note;

-Certified true copy of the mortgage and applicable riders;

-Copy of the signed HUD 1;

-Original executed Closing Representative Instruction and Certification Letter.

                                   EXHIBIT 3

                      LOAN ADVANCE DELIVERY INSTRUCTIONS


Date:

To:  Summit Bank

We hereby request that you deliver $        , on      , for the closing of the
                                    --------     -----
mortgage loan.  We hereby authorize you to debit our account Summit Bank

#        for any difference between the Loan Advance and the amount requested.
 -------

 Indicate form of payment:

           Cashiers check:   --------------------------------

Please issue your cashier's check in the amount indicated above drawn to:

     Closing Representative: --------------------------------
     and/or

              Mortgagor:     --------------------------------

              Attention:     --------------------------------

                 Street:     --------------------------------

  City, State, Zip Code:     --------------------------------

              Telephone:     -----------------Fax:-----------


          Wire Transfer:     --------------------------------

Please wire transfer the amount indicated above to:

     Closing Representative: --------------------------------

       Account Number:       --------------------------------

                 Bank:       --------------------------------

               Street:       --------------------------------

        City, State, Zip Code:  ________________________________

     ABA # & Telegraphic Abbr:  ________________________________


     Attention & Phone Number:  ________________________________

          Re: Mortgagors Name:  ________________________________

                    Telephone:  _________________ Fax:__________

                                Company: _______________________

                                Authorized Signer ______________

                                Name & Title ___________________

                                Date: __________________________

                                   EXHIBIT 4

                                  SUMMIT BANK

          CLOSING REPRESENTATIVE INSTRUCTIONS AND CERTIFICATION LETTER

Date:                               date

To Closing Agent:                   name, title
                                    company
                                    address
                                    city/state/zip

Real Property Purchaser:            name
                                    address
                                    city/state/zip
                                    mortgage amt:$___________

Mortgage Banker:                    company
                                    address
                                    city/state/zip


Dear Sir or Madam:

We herewith deliver to you our Cashier's Check #________ in the amount of $___________, which you are hereby authorized to disburse provided only that prior thereto or concurrently therewith you shall have:

        1. Signed this letter acknowledging receipt and agreement to act in accordance with the terms hereof and have faxed the executed letter to Summit Bank-Mortgage Banking Finance Group # 908/709-6405;

        2. Recorded or cause to be recorded a deed in favor of the real property purchaser above named;

        3. Obtained a duly executed and delivered original note, payable to the mortgage banker in the sum stated above;

        4. Recorded or cause to be recorded a duly executed mortgage or deed of trust securing the note described in 3;

        5. Within 30 days of closing, obtained or issued a policy of title insurance in the usual and ordinary form insuring the purchaser, the mortgagee and the assignee of the mortgagee that the mortgage or deed of trust is a valid first lien on the real property, prior to all other liens and encumbrances except current taxes not yet due or payable;

        6. Obtained a certificate or other appropriate evidence of insurance of the improvements on said real property against loss by fire, vandalism or malicious mischief, naming as beneficiaries the owner, mortgagee and assignee of the mortgagee as their interests may appear.

        7. Have complied with the mortgage bankers closing instructions, provided that they are not contrary to anything contained therein.

By endorsing and depositing our check you represent, warrant and certify that the original note, item 3, is the sole original note, that it has been duly executed and delivered by the makers thereof, that no duplicate original notes have been executed or delivered.

Upon closing of the Mortgage Loan you must immediately deliver by overnight courier the original note, item 3, a certified true copy of the Mortgage, copy of executed HUD 1 and this original executed letter to:

SUMMIT BANK
MORTGAGE BANKING FINANCE GROUP
750 WALNUT AVENUE
CRANFORD, NEW JERSEY 07016

Upon written instruction of Summit Bank or if the Mortgage Loan does not close for any reason, return the Cashier's Check by overnight courier to the above address.

All costs of closing and recordation are to be paid by the purchaser of mortgage banker. These escrow instructions may be modified only in writing duly signed on behalf of Summit Bank. The Summit Bank reserves the right to amend, modify or withdraw these closing instructions at any time until the Mortgage Loan closes.

                                             Summit Bank

                                             By: ____________________________
                                                 Name:  Walter Hrycyna
                                                 Title: Vice President

Received and agreed to on this day _________________, 19_____

By: ____________________________
    Name:
    Title:

                                   EXHIBIT 5

                            COMPLIANCE CERTIFICATE


Reference is made to that certain Mortgage Loan Warehousing Agreement (the "Agreement"), dated [[date]] between the undersigned (the "Company") and Summit Bank (the "Lender"). All terms used in this Report, which are defined in the Agreement, shall have the same meaning herein as in the Agreement. The information on this Report is as of the last day of the Company's fiscal quarter ending [[date]].

A.  Common Stock                                            $-------------------

B.  Paid in Capital                                         $-------------------

C.  Retained Earnings                                       $-------------------

D.  1.00% of FNMA,
FHLMC, & GNMA Servicing Portfolio
& .50% of Private Investor Servicing                        $-------------------

E.  TOTAL A, B, C, D                                        $-------------------

F.  Intangible Assets*                          $-------------------

G.  Balance Sheet Items**
     Attributable to Servicing Portfolio        $-------------------

H.  TOTAL F, G
I.  Adjusted Net Worth: E minus H                           $-------------------

J.  Tangible Net Worth A+B+C minus F                        $-------------------

K.  Debt                                                    $-------------------

L.  Leverage Ratio - K+I                                            to 1.0
                                                             -------------------


 *Including Goodwill, Loans to Officers, etc. (as defined in the Agreement). **Including Unamortized Cost to Purchase Servicing, Capitalized Servicing,
  Premiums, etc. (as defined in the Agreement).

CERTIFICATION

To the best of the knowledge and belief (after reasonable investigation) of the officer of the Company executing this Report, the above information and computations are accurate and complete in all respects, and there exist no event of default or potential event of default.

IN WITNESS WHEREOF, the Company has caused this Compliance Certificate to be executed and delivered by its duly authorized Chief Financial Officer, Treasurer, or Vice President - Finance this (date)

(company)

a (state) corporation

By:
   ---------------------------------------
   Name:

   Title:

                                   EXHIBIT 6
                          BORROWING BASE CERTIFICATE

To:  Summit Bank
     750 Walnut Street
     Cranford, NJ 07016

Date:

ATTENTION: Walter Hrycyna

Reference is made to the Mortgage Loan Warehousing Agreement (the "Agreement") dated as of (date) (including any amendments thereto) between the undersigned ("Borrower") and Summit Bank ("Lender"). All terms used in this Certificate, which are defined in the Agreement shall have the same meaning herein as in the Agreement.

1. Mortgage Loans Held By Summit Bank As Security Collateral. As of the date hereof, the aggregate principal amount of Mortgage Loans held by Summit Bank as security collateral is $_____________________.

2. Borrowing Outstanding At Summit Bank. As of the date hereof, the borrowing outstanding at Summit Bank is $_______________________.

3. Collateral Value of the Borrowing Base. As of the date hereof, the Collateral Value of the Borrowing Base is $__________ based on Take-Out Commitments previously provided to Lender or as shown on the attached listing.

4. Borrowing Outstanding At Other Institutions. As of the date hereof, the borrowings outstanding at other institutions is $________________.

5. Certification. To the best of the knowledge and belief (after reasonable investigation) of the officer of the Borrower executing this Certificate:

(a) The above information and computations are accurate and complete, and

(b) As of the date hereof:

(1) All representations and warranties of the Borrower set forth in the Agreement are accurate and complete, and

(2) There does not exist a Potential Default or an Event of Default under the Agreement.

IN WITNESS WHEREOF, the Borrower has caused this Borrowing Base Certificate to be executed and delivered by its Responsible Officer this _______ date of _________, 199_.

                                (Company)
                                a [state} corporation

                                By:_____________________________
                                   Name:
                                   Title: